RESTRICTIONS ON CASH AND DIVIDENDS	12 Months Ended
Dec. 31, 2015
Subsidiaries [Member]
Restrictions on Subsidiary Dividends, Loans or Advances [Line Items]
Restrictions On Cash And Dividends [Text Block]
Restrictions On Cash And Dividends

First Financial Bank is required to maintain average reserve balances either in the form of vault cash or reserves held on deposit with the Federal Reserve Bank, Federal Home Loan Bank or in pass-through reserve accounts with correspondent banks. The average amounts of these required reserve balances, based upon the average level of First Financial's transaction accounts for 2015 and 2014 were approximately $56.5 million and $56.2 million, respectively.

Dividends paid by First Financial to its shareholders are principally funded through dividends paid to the Company by its subsidiaries. However, certain restrictions exist regarding the ability of bank subsidiaries to transfer funds to First Financial in the form of cash dividends, loans or advances. The approval of the subsidiaries' respective primary federal regulators is required for First Financial's subsidiaries to pay dividends in excess of the regulatory limit, which is equal to the net income of the current year through the dividend date, combined with its retained net income from the two preceding years. As of December 31, 2015, First Financial's subsidiaries had retained earnings of $449.0 million of which $100.8 million was available for distribution to First Financial without prior regulatory approval.